John Hancock Trust
Supplement dated 1-07-09 to the current
Prospectus dated May 1, 2008

Global Allocation Trust

The section “Average Annual Total Returns for the Period Ended 12/31/07” is amended to add the following new index:

	One Year	Since Inception
Combined Index 2 (E)	11.04%	14.33%

(E)	Combined Index 2(E) is an unmanaged index complied by UBS Global Asset Management and is constructed as follows:

65% MSCI All-Country World Index (“ACWI”) and 35% Barclay Capital Global Aggregate Bond Index.